Investor Day May 16, 2024

Forward-Looking Statements 2 In addition to historical information, this presentation includes forward-looking statements that reflect management’s current expectations for Farmer Mac’s future financial results, business prospects, and business developments. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate, or imply future results, performance, or achievements. Management’s expectations for Farmer Mac’s future necessarily involve assumptions, estimates, and the evaluation of risks and uncertainties. Various factors or events, both known and unknown, could cause Farmer Mac’s actual results to differ materially from the expectations as expressed or implied by the forward- looking statements. Some of these factors are identified and discussed in Farmer Mac’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, filed with the SEC on May 6, 2024. These reports are also available on Farmer Mac’s website (www.farmermac.com). Considering these potential risks and uncertainties, no undue reliance should be placed on any forward-looking statements expressed in this presentation. Any forward-looking statements made in this presentation are current only as of March 31, 2024, except as otherwise indicated. Farmer Mac undertakes no obligation to release publicly the results of revisions to any such forward-looking statements that may be made to reflect new information or any future events or circumstances, except as otherwise mandated by the SEC. The information in this presentation is not necessarily indicative of future results. NO OFFER OR SOLICITATION OF SECURITIES This presentation does not constitute an offer to sell or a solicitation of an offer to buy any Farmer Mac security. Farmer Mac securities are offered only in jurisdictions where permissible by offering documents available through qualified securities dealers. Any investor who is considering purchasing a Farmer Mac security should consult the applicable offering documents for the security and their own financial and legal advisors for information about and analysis of the security, the risks associated with the security, and the suitability of the investment for the investor’s particular circumstances. Copyright © 2024 by Farmer Mac. No part of this document may be duplicated, reproduced, distributed, or displayed in public in any manner or by any means without the written permission of Farmer Mac.

Use of Non-GAAP Financial Measures 3 This presentation is for general informational purposes only, is current only as of March 31, 2024 and should be read in conjunction with Farmer Mac’s Quarterly Report on Form 10-Q filed with the SEC on May 6, 2024. In the accompanying analysis of its financial information, Farmer Mac uses the following non-GAAP financial measures: core earnings, core earnings per share, and net effective spread. Farmer Mac uses these non-GAAP measures to measure corporate economic performance and develop financial plans because, in management's view, they are useful alternative measures in understanding Farmer Mac's economic performance, transaction economics, and business trends. The non-GAAP financial measures that Farmer Mac uses may not be comparable to similarly labeled non-GAAP financial measures disclosed by other companies. Farmer Mac's disclosure of these non-GAAP financial measures is intended to be supplemental in nature and is not meant to be considered in isolation from, as a substitute for, or as more important than, the related financial information prepared in accordance with GAAP. Core earnings and core earnings per share principally differ from net income attributable to common stockholders and earnings per common share, respectively, by excluding the effects of fair value fluctuations. These fluctuations are not expected to have a cumulative net impact on Farmer Mac's financial condition or results of operations reported in accordance with GAAP if the related financial instruments are held to maturity, as is expected. Core earnings and core earnings per share also differ from net income attributable to common stockholders and earnings per common share, respectively, by excluding specified infrequent or unusual transactions that Farmer Mac believes are not indicative of future operating results and that may not reflect the trends and economic financial performance of Farmer Mac's core business. Farmer Mac uses net effective spread to measure the net spread Farmer Mac earns between its interest-earning assets and the related net funding costs of these assets. Net effective spread differs from net interest income and net interest yield because it excludes: (1) the interest income and interest expense associated with the consolidated trusts and the average balance of the loans underlying these trusts; and (2) the fair value changes of financial derivatives and the corresponding assets or liabilities designated in fair value hedge accounting relationships. Net effective spread also principally differs from net interest income and net interest yield because it includes the accrual of income and expense related to the contractual amounts due on financial derivatives that are not designated in hedge accounting relationships ("undesignated financial derivatives") and the net effects of terminations or net settlements on financial derivatives, which consist of: (1) the net effects of cash settlements on agency forward contracts on the debt of other GSEs and U.S. Treasury security futures that we use as short-term economic hedges on the issuance of debt; and (2) the net effects of initial cash payments that Farmer Mac receives upon the inception of certain swaps.

Summary Financial Roadmap & Funding Bradford T. Nordholm President and Chief Executive Officer 43 Farmer Mac: Who We Are & What We Do 2 65 4 Public Charter & Legislative Overview Business & Credit Q&A Zachary N. Carpenter Executive Vice President – Chief Business Officer Marc J. Crady Senior Vice President – Chief Credit Officer 1 Todd A. Batta Vice President – Government Affairs Aparna Ramesh Executive Vice President – Chief Financial Officer and Treasurer Bradford T. Nordholm President and Chief Executive Officer Executive Management

Bradford T. Nordholm President & Chief Executive Officer 5

6 Strengthen Rural America Lower Financing Costs Increase Access to Credit Our Corporate Culture is Rooted in Our Values • Farmer Mac is a publicly traded company driven by our mission to increase the accessibility of credit for American agriculture and rural infrastructure. • NYSE: AGM & AGM.A • Farmer Mac lowers financing costs to the entire U.S. agricultural sector, as well as for rural infrastructure needs (electric and communications). • GSE funding advantage • Farmer Mac provides a secondary market to a diverse customer set, offering a wide range of products and innovative solutions. • Successfully issued 4 large, structured FARM Series Agricultural Mortgage- Backed Securities (AMBS) • Innovation • Passion for our Mission • Integrity • Excellence • Relationships

7 Listed on NYSE (Ticker: AGM) First expansion of authority: USDA guaranteed securities Farmer Mac initially chartered as an instrumentality of the United States Second expansion of authority: direct loan purchases Third expansion of authority: rural utilities loans With outstanding business volume of nearly $30 billion, Farmer Mac remains resolute in its commitment to growth, innovation, and mission fulfillment

8 Operating model excludes issued agricultural mortgage-backed securities and long-term standby purchase commitment credit protection components of our business.

9 Investments, $118,005 Inventories, $190,135 Real Estate $3,419,531 Machinery & Vehicles, $362,280 $4,089,951 Real Estate, $355,041 Nonreal Estate, $165,588 $520,628 $0 $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 $3,000,000 $3,500,000 $4,000,000 $4,500,000 $5,000,000 Farm Sector Assets 2023F Farm Sector Debt 2023F $ I N M IL L IO N S Ag Real Estate Debt-to-Asset Ratio: 10.4%

10 Farm Credit System (FCS) (GSE Organized as Cooperatives) • Four FCS Banks • 56 Associations Agricultural Mortgage Market (Farmers & Ranchers) (FCS Secondary Market GSE) Agricultural Finance Line of Business (Farm & Ranch and Corporate AgFinance) Non-FCS Ag Lenders • Insurance Companies • Ag Banks • Non-Bank Lenders Mortgage FinancingMortgage Financing

Over the past 10 years, Farmer Mac’s revenue has consistently grown through a variety of different economic cycles, with revenue growth being driven by: • Strong underlying fundamentals and resilient business model • Low-cost access to debt capital markets and disciplined asset-liability management strategies • Diversified lines of business • Consistent credit underwriting standards and policies 11 0 1 2 3 4 5 6 $0 $50 $100 $150 $200 $250 $300 $350 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 F e d F u n d s E ff e c ti v e R a te ( % ) R e v e n u e P e rf o rm a n c e Indexed Revenue Performance* AGM S&P 500 S&P 500-40 Fed Fund Rate 10 Year CAGR Farmer Mac 14.1% S&P 500 4.8% S&P 500 Financials 4.9% *Revenue performance is indexed at $100 million in 2012 to help provide a better comparison of the performance of Farmer Mac, the S&P 500, and the S&P 500 Financials Index.

12 Farm & Ranch Competitive pricing, efficient processes, and a higher interest rate environment is driving demand for Farm & Ranch loan purchase products and wholesale finance opportunities Corporate AgFinance Expanding relationships with primary and secondary food & agribusiness financing institutions

13 Rural Utilities Competitive pricing, efficient processes, broadband investment opportunities, and increased demand for rural electricity Renewable Energy Strong demand for renewable electric power generation and storage

14Farm & Ranch Corporate AgFinance Core Farm & Ranch business provides consistent growth opportunities throughout market cycles. Rural Utilities Well positioned to benefit from the growing demand for renewable power and generation Agricultural Finance Rural Infrastructure Finance Renewable Energy Relative Size of Volume Opportunity Securitization Pool Purchases Syndications Wholesale Funding Loan Servicing Collateral Value Efficiencies Renewable Energy & Project Finance Rural Broadband Growing Electricity Demand

15 Uniquely Positioned Focused on Growth Value Creation Consistent performance with a dedication to strategic initiatives and organizational alignment Well-positioned to benefit from the growing agricultural mortgage market, strong demand for renewable energy projects, and agricultural mortgage-backed securities The only publicly traded Government Sponsored Enterprise (GSE) that provides investors with the unique opportunity to invest in a slice of American agriculture and rural infrastructure

Zachary N. Carpenter Executive Vice President – Chief Business Officer Marc J. Crady Senior Vice President – Chief Credit Officer 16

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18 Focus • Enable financial institutions the ability to offer innovative financing solutions to U.S. farmers and ranchers through Farmer Mac's efficient secondary market. Customers • A network of financial institutions providing farmers and ranchers with agriculture real estate financing solutions. Loan Characteristics • First lien mortgage on agricultural real estate. • A diverse set of products primarily focused on long-term, fixed-rate loans. Business Drivers • The financial health of farmers and ranchers (e.g., commodity prices, interest rates, etc.). • High correlation between farmland mortgage borrowing levels and farmland appreciation. • Generational transition of farmland coupled with low farm real estate leverage. • The liquidity and capital relief needs of financial institutions. Farmer Mac Key Differentiators • Farmer Mac's secondary market value proposition is well received by financial institutions. • Competitive pricing and efficient processes. • Automation and disruption of the current lending process for financing U.S. agricultural real estate.

The Borrower Farmer operating 1,900 acres in South Dakota focused on alfalfa production and custom hay grinding and sales The Seller Local community bank The Need Farmer Mac’s Value Proposition The Solution $5.3 million 30-year amortizing real estate mortgage loan Mission focus: Financing solution helped consolidate and simplify Borrower's debt, while improving liquidity for farm expansion Capital efficiency: Farmer Mac's competitive 30-year financing product helped provide the Seller with liquidity while improving the Borrower relationship Very long farming history and long-term relationship with Seller Family farming operation focused on estate planning to support long-term farming success Strong Loan-to-Value less than 55% Excellent credit score, strong liquidity position, low debt-to-assets, ample debt coverage metrics Credit Considerations The Borrower requested a full refinance and consolidation of existing debt and additional capacity to expand operations 19

20 Focus • Provide financial institutions with efficient secondary market capital supporting agribusinesses and the food supply chain. Customers • Financial institutions and the Farm Credit System arranging multi-lender loan transactions. Loan Characteristics • Secured, cash flow lending. • Typically, floating rate loans with maturities < 10 years. Business Drivers • Growing agricultural supply chain capital needs (e.g., capital expenditures, acquisitions, etc.). • General economic state of industry subsectors (e.g., dairy, protein, etc.). • The liquidity and capital relief needs of financial institutions. Farmer Mac Key Differentiators • Farmer Mac's secondary market value proposition is well received by financial institutions. • Mission orientation provides consistent support and creates growth opportunities during times of market dislocation.

The Borrower 170-year-old leading bakery, supplying grain-based products to restaurant chains, foodservice businesses, and grocery stores The Seller Large commercial bank The Need Farmer Mac’s Value Proposition The Solution $910 million first-lien term loan Mission focus: Supporting the food supply chain and U.S. farmers by providing needed capital and financing solutions to a large, agriculture grain buyer Capital dependability: Seller and Borrower benefit from stability afforded by Farmer Mac's expertise and support of agribusinesses The Borrower has a long and successful track record as an integrated bakery The family office buyer has long history of running integrated food businesses The scope and scale of the business is a key differentiator; critical, often sole, supplier to long-term customers Recession resilient business model provides stability of margins and cash flow Credit Considerations Support the purchase of the Borrower by a family office and to provide Borrower with additional capital to enhance operations 21 Farmer Mac participated in a multi-lender, syndicated financing Relatively stable margins given Borrower’s ability to “pass-through" increasing commodity input costs

22 Focus • Provide wholesale financing solutions to financial institutions secured by pools of qualified loans. Customers • Financial institutions, funds, and real estate lenders. Loan Characteristics • Secured by diversified pools of loans that meet Farmer Mac’s underwriting standards. • Fixed or floating rate securities that support financial institutions’ general financing needs. Business Drivers • Financial institutions’ liquidity and funding needs, especially during times of market dislocation. • Relative value of financial institutions’ financing alternatives. • Growing interest in the rural U.S. asset class from institutional investors. Farmer Mac Key Differentiators • A reliable capital source for financial institutions seeking diversified and competitive financing to augment capital stack. • Innovative capital solutions and willingness to support financial institutions during times of market dislocation.

The Borrower A large, publicly-traded, highly- rated insurance company The Collateral Diverse portfolio of performing, high quality production agricultural mortgage loans The Need Farmer Mac’s Value Proposition The Solution $750 million wholesale facility provided by Farmer Mac Mission focus: Wholesale facility provides additional liquidity to a financial institution financing farmers and ranchers Capital efficiency: Competitive financing solution provides new funding source and strong relative value versus other financing alternatives Very strong Borrower credit profile supported by public debt rating (AA) Borrower has a large and diverse loan portfolio across many industries, geographies, and sectors, which helps mitigate industry concentration risk Long track record of successfully originating, underwriting, and servicing agricultural mortgage loans Farmer Mac collateral diligence provided insight into conservative credit philosophy and strong underwriting Credit Considerations Bolster liquidity to support agricultural mortgage loan growth and diversify funding sources 23 Well-structured wholesale financing agreement

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25 Focus • Enable financial institutions to offer financing solutions to rural electric generation, transmission, and distribution cooperatives through Farmer Mac's efficient secondary market. Borrowers • Typically, investment-grade rural generation, transmission, and distribution cooperatives. Loan Characteristics • Typically secured by power generation, transmission, and distribution assets. • Long-term, fixed-rate loans with limited-to-no prepay optionality. Business Drivers • Recurring refinancings and capital expenditures for power assets, increasing rural power requirements, and broadband-related investments to underserved rural markets. • Significant increase in electrification demand due to industry tailwinds (e.g., rural population growth, data centers, etc.). Farmer Mac Key Differentiators • Ability to support Borrowers’ long-term, fixed-rate financing needs. • Competitive pricing and ability to consistently support large capital needs.

The Borrower 88-year-old electric distribution cooperative serving rural Georgia The Seller Large financial institution organized as a cooperative The Need Farmer Mac’s Value Proposition The Solution Mission focus: Financing directly supports infrastructure providing stable electricity access to rural America Capital dependability: Capital access and rural focus make Farmer Mac a trusted partner supporting financial institution’s electric cooperative clients Essential electric distribution service provider to rural America with monopolistic service territory results in stable financial performance Power supply predominantly provided by a large investment grade cooperative utility Credit Considerations Service territory growth has driven additional capital needs and fiber expansion provides Borrower with additional product solutions 26 Broadband buildout is conservatively structured in a phased-approach to provide additional offerings to rural communities Strong regulatory standing and governance track record as an electric cooperative with highly flexible rate-setting authority Farmer Mac provided a $30 million long-term, fixed-rate loan

27 Focus • Enable financial institutions to offer financing solutions to broadband, fiber, wireless and telecommunication companies serving rural America through Farmer Mac's efficient secondary market. Customers • Financial institutions arranging multi-lender loan transactions. Loan Characteristics • Secured, cash flow lending. • Typically, floating rate loans with maturities < 10 years. Business Drivers • Growing need for rural fiber, broadband, and wireless infrastructure fueled by various factors such as the recent expansion of rural populations and remote work trends. • Increased government support for rural broadband investment (e.g., RDOF, BEAD, etc.). Farmer Mac Key Differentiators • Farmer Mac's secondary market value proposition is well received by financial institutions. • Mission orientation focused on bridging the digital divide for rural communities.

The Borrower 70-year-old telecommunications company providing voice and broadband services in rural North Carolina, South Carolina, and Virginia The Seller Large financial institution organized as a cooperative The Need Farmer Mac’s Value Proposition The Solution Mission focus: Financing directly supports fiber infrastructure investments in rural America Capital dependability: Capital access and rural focus make Farmer Mac a trusted partner supporting financial institution's rural telecommunication clients Long track record as local incumbent in rural markets Credit Considerations Finance capital expenditures supporting Borrower's 6,400-mile fiber-to-the-home project 28 $191 million senior secured credit facilities Farmer Mac participated in a multi-lender, syndicated financing Very high customer satisfaction and low churn rates of subscribers Very strong grant funding support covering a significant amount of the fiber build investment Reasonable level of competition across existing rural markets Strong liquidity, recurring revenue model drives cash flow consistency, reasonable cash flow leverage

29 Focus • Enable financial institutions to offer financing solutions to construct, develop, and operate renewable energy generation projects through Farmer Mac's efficient secondary market. Customers • Financial institutions arranging transactions for sponsors of renewable energy projects. Loan Characteristics • Cash flows supported by long-term power purchase agreements anchored by high-grade counterparties. • Floating rate construction, tax equity/credit bridge, short-term and long-term loans. Business Drivers • Government support for renewable energy investment (e.g., 2022 Inflation Reduction Act) and continued focus on reducing fossil fuels. • Significant increase in electrification demand given industry tailwinds (e.g., artificial intelligence, data centers, rural population growth, etc.). • Decreasing generation costs for renewable energy projects Farmer Mac Key Differentiators • Flexibility to provide financing solutions with innovative loan structures and terms. • Willingness to support smaller-scale, middle-market renewable energy projects.

The Borrower Special purpose entity created to build and operate a 125- megawatt solar project in rural Georgia The Seller Mid-tier regional commercial bank The Need Farmer Mac’s Value Proposition The Solution Mission focus: Financing directly supports renewable power generation and rural community development serviced by a local electric cooperative Capital dependability: Few capital providers exist with project finance underwriting skillset supporting middle-market projects Skilled developer with historic track record of similar projects Credit Considerations Local rural electric cooperative required additional power to support new data center clients in service territory 30 $168 million project financing Farmer Mac participated in a multi-lender, syndicated financing Experienced construction partner with fixed price and guaranteed delivery contracts Investment grade purchaser of power with fixed price contract Well structured transaction with significant equity support Inherent project finance risks mitigated by experienced sponsor and strong power purchase contract

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Todd Batta VP – Government Affairs 33

A Publicly-Traded, Government-Sponsored Enterprise • Created by an act of Congress in 1988, Farmer Mac creates a secondary market that increases the accessibility of financing for American agriculture and rural infrastructure. A Farm Credit System Institution • Farmer Mac is an institution of the Farm Credit System (FCS) regulated by the Farm Credit Administration (FCA), an independent agency in the executive branch of the U.S. Government. • Although Farmer Mac is an institution of the FCS, it is not liable for any debt or obligation of any other institution of the FCS. • None of FCA, the FCS, or any other individual institution of the FCS is liable for any debt or obligation of Farmer Mac or its subsidiaries. A Vital Growth Partner for Rural America • Farmer Mac is uniquely positioned to provide access to financing that fuels growth, innovation, and prosperity in America’s rural and agricultural communities. 34 “Farmer Mac remains a critical partner for American agriculture and rural infrastructure. Whether it’s supporting our farmers and ranchers across more than 144 different commodities or providing financial solutions to close the digital divide, Farmer Mac plays a crucial role as the nation’s secondary market for agricultural credit.” — Congressman DAVID SCOTT

35 What is the Farm Bill? • Omnibus legislation passed by Congress approximately every five years to: • Govern an array of agricultural and food programs. • Support our country’s production of food, fiber, and fuel. • Bolster food security nationwide. • Respond to evolving credit needs of rural producers, businesses, and utilities. • Spur job growth and economic opportunities in rural communities. • Serve as an important safety net for America’s vital natural resources. Why is the Farm Bill important to Farmer Mac? • It validates our mission. • It provides an opportunity for Congress to expand the impact of our mission. • Its programs support our customers. • It evolves as paradigm shifts change the needs in agriculture and rural infrastructure markets.

Aparna Ramesh Chief Financial Officer & Treasurer 36

$169 $197 $221 $256 $327$94 $101 $114 $124 $171 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 $180.0 $200.0 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 $350.0 2019 2020 2021 2022 2023 C O R E E A R N IN G S $ IN M IL L IO N S N E T E F F E C T IV E S P R E A D $ I N M IL L IO N S Net Effective Spread & Core Earnings Net Effective Spread Core Earnings Consistent historical financial performance highlights the diversification and resiliency of Farmer Mac’s business model Disciplined asset liability management and uninterrupted access to the capital markets have provided buffer against market volatility and changing credit market conditions 37 CAGR is defined as Compound Annual Growth Rate. Core earnings and net effective spread are non-GAAP measures. For a reconciliation of core earnings to GAAP net income attributable to common stockholders and a reconciliation of net effective spread to GAAP net interest income, please refer to pages 57-58 of the Appendix. 18% NES CAGR (2019-2023) 16% Core CAGR (2019-2023)

Each operating segment is comprised of both spread-based and fee-income products • Loan purchases (spread) • Wholesale Funding (spread) • Purchase Commitments (fee) • Loans Serviced for Others (fee) Net effective spread and fees determined by a variety of factors, including: • Funding execution • Credit profile • Economic factors 38 Line of Business Segment Volume ($ IN BILLIONS AS OF 12/31/2023) 2023 Net Effective Spread (%) Risk-Adjusted Gross Return on Allocated Capital (%) Agricultural Finance Farm & Ranch $18.8 0.99% 28% Corporate AgFinance $1.7 2.00% 29% Rural Infrastructure Finance Rural Utilities $7.5 0.39% 17% Renewable Energy $0.5 1.55% 24% Treasury Funding – 0.48% – Investments – 0.02% – $28.5 1.18% –

39 0.58% 0.31% 0.12%0.00% 1.00% 2.00% 3.00% FY01 FY02 FY03 FY04 FY05 FY06 FY07 FY08 FY09 FY10 FY11 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 90-Day Delinquencies Industry 90-Day Delinquencies Farmer Mac 90-Day Delinquencies (Agricultural Finance Mortgage Loans Portfolio Only) Farmer Mac 90-Day Delinquences (Total Portfolio) -0.10% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 C H A R G E -O F F S A S % O F A S S E T S Agricultural Lender Charge-off Rates Banks Farm Credit System Farmer Mac All Commercial Banks Loans and Leases Average 0.87%(8) Banks Average: 0.16% Farm Credit System Average: 0.09% Farmer Mac Average: 0.02% (5) (6) (7)(8) (9) (10)

Diversified product suite enables mission and more effectively deploys capital Liquidity Investment Portfolio available as a buffer for the balance sheet against macro economic headwinds A disciplined approach to asset liability management designed to reduce earnings volatility in all rate cycles 40 BUSINESS VOLUME 7% - 9% CAGR Rural Infrastructure Finance Agricultural Finance

Assets are market-priced based on risk & return Funding and investment portfolio also contribute to the overall net effective spread 41 NES 7% - 8% CAGR Rural Infrastructure Finance Agricultural Finance

Includes the financial results of the company’s funding, liquidity, and capital allocation strategies and operations Liquidity & Investment Portfolio • Maintain investment portfolio to provide back-up source of liquidity in excess of regulatory requirements • $5.9 billion as of December 31, 2023 • Investments net effective spread of 0.04% in fourth quarter 2023 Benefits from Asset-Liability Management Strategies • Leverage a funds transfer pricing process to allocate interest expense to each segment, and allocate the costs and benefits of hedging strategies to the Treasury segment 42 As of December 31, 2023 Cash & Equiv. 15.2% Guaranteed By GSEs and U.S. Gov't Agencies 84.5% Asset-Backed Securities 0.3% Liquidity Portfolio

Farmer Mac has historically employed a conservative ALM strategy aiming to generate stable top line revenue across a variety of interest rate environments. • Minimizes (hedges) exposure to nominal rate changes, while at the same time accepting certain level of repricing (i.e., spread) risk that is actively managed, tracked, and reported. Farmer Mac does not actively trade assets and does not own a trading portfolio • Minimizes the company’s exposure to fair value fluctuations. Derivatives are permitted to be used and are being used only for hedging purposes. 43 Fixed-Rate Assets Fund with a blend of debt (bullet and callable) having similar cash flow profile and interest rate sensitivities (i.e., duration and convexity matching within +/- 1 and 2 months) Floating-Rate Assets Fund with debt having coupons tied to the respective asset index (i.e., SOFR-indexed funding used for SOFR-indexed assets)

FARM Program 44

FARM securitization program exemplifies Farmer Mac’s core mission to lower costs for the end borrower and improve credit availability in rural America, while transforming the agricultural mortgage market industry with new efficiencies Building upon the existing FARM Securitization Program by creating a securitization product for our customers • Utilize the current capability to originate new types of eligible loans into a conduit that de-risks the sector • Creates new financing for borrowers and expands sources of revenue for Farmer Mac 45 Farmers & Ranchers Originators Farmer Mac (Mortgage Loan Seller & Guarantor) FARM Program Mortgage Trust (Securitization Issuing Entity) Senior Guaranteed (A) Tranche Subordinated Unguaranteed (B) Tranche

As Farmer Mac grows its business, securitization is available as a tool to achieve capital relief • Securitization is expected to stimulate growth by increasing Farmer Mac’s brand awareness in the capital markets Securitization provides an alternative option to funding longer-term loans, while reducing interest rate risk. 46 FARM 2024-1 FARM 2023-1 FARM 2022-1 FARM 2021-1 Number of Loans 443 408 450 384 Average Principal Balance 308,090,132 283,591,175 301,105,804 302,744,111 Product Type Fixed (41%) Variable-Rate (59%) Fixed (80%) Variable Rate (20%) Fixed (82%) Variable Rate (18%) Fixed (82%) Variable Rate (18%) Average Debt Coverage Ratio 1.93x 2.05x 2.04x 1.56x Average Original LTV 50% 49% 49% 42% Average Net Rate 5.122% 3.031% 2.940% 3.249% Top 5 States CA (24%), NE (10%), OR (8%), TX (7%), SD (5%) MN (17%), CA (11%), MO (9%), IL (9%), NE (8%) MN (17%), CA (13%), NE (9%), MO (8%), IL (7%) CA (17%), MN (15%), OR (9%), MO (8%), IL (8%)

FARM 2024-1
TRANSACTION STRUCTURE

- Introduced new A-1 and A-2 classes to meet growing investor demand for FARM securities
  - A, A-1, and A-2 classes are guaranteed by Farmer Mac
  - Three guaranteed classes provide for differing principal repayment cashflows
  - Provided more investment options and drove new investor demand
- Large, diverse securitization investor base
  - Institutional investors, hedge funds, municipalities, banks, credit unions, and insurance companies
- Mission-centric investment opportunity to diversify portfolio by geography and asset class

Guaranteed Tranche (A)
92.5% of total loan pool
Guaranteed by Farmer Mac
Weighted Average Life of ~8 years

Unguaranteed Tranche (B)
- 7.5% of total loan pool
- Holds most credit risk
-Weighted Average Life of ~8 years

Guaranteed A-1 Class
Weighted Average Life ~5 years

Guaranteed A-2 Class
Weighted Average Life ~18 years

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Consistent, strong earnings growth has supported capital base and allowed for consistent returns to shareholders Opportunistically issued Preferred Stock during low-rate environment, further bolstering capital • $100M Preferred Series D in May 2019 @ 5.700% • $79.5M Preferred Series E in May 2020 @ 5.750% • $120M Preferred Series F in August 2020 @ 5.250% • $125M Preferred Series G in May 2021 @ 4.875% Securitization provides capital relief through the transfer of credit risk to capital markets 49 Statutory Minimum Core Capital defined as total stockholders’ equity less accumulated other comprehensive income. $619 $681 $713 $806 $863 $197 $331 $497 $517 $589 $815 $1,012 $1,210 $1,323 $1,452 12.9% 14.2% 14.8% 14.9% 15.4% -2.0% 3.0% 8.0% 13.0% 18.0% 23.0% 28.0% 33.0% $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 2019 2020 2021 2022 2023 T IE R 1 C A P IT A L R A T IO ( % ) C O R E C A P IT A L $ I N M IL L IO N S

50 Dividend Yield 13 Yr. Dividend CAGR Farmer Mac 3.1% 29.2% S&P 500 1.4% 8.0% $0.05 $0.10 $0.12 $0.14 $0.16 $0.26 $0.36 $0.58 $0.70 $0.80 $0.88 $0.95 $1.10 $1.40 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 $ P E R S H A R E Quarterly Dividend per Common Share 27% year-over-year increase in 2024 Increased quarterly dividend payments for 13 consecutive years 0.0 50.0 100.0 150.0 200.0 250.0 300.0 350.0 1 2 /3 1 /2 0 1 8 3 /3 1 /2 0 1 9 6 /3 0 /2 0 1 9 9 /3 0 /2 0 1 9 1 2 /3 1 /2 0 1 9 3 /3 1 /2 0 2 0 6 /3 0 /2 0 2 0 9 /3 0 /2 0 2 0 1 2 /3 1 /2 0 2 0 3 /3 1 /2 0 2 1 6 /3 0 /2 0 2 1 9 /3 0 /2 0 2 1 1 2 /3 1 /2 0 2 1 3 /3 1 /2 0 2 2 6 /3 0 /2 0 2 2 9 /3 0 /2 0 2 2 1 2 /3 1 /2 0 2 2 3 /3 1 /2 0 2 3 6 /3 0 /2 0 2 3 9 /3 0 /2 0 2 3 AGM vs. S&P 500 Stock Price Performance (2019 – 2023) AGM S&P 500 AGM increased over 200% compared to 90% growth in S&P 500

51 26% 27% 29% 29% 27% 23% 24% 25% 26% 27% 28% 29% 30% 31% 2019 2020 2021 2022 2023 Operating Efficiency Maintain Efficiency Ratio Below 30% 17% 16% 16% 16% 19% 0% 5% 10% 15% 20% 25% 2019 2020 2021 2022 2023 Return on Common Equity Return on Common Equity greater than 14% • 185 employees managing over $28 billion in assets • Earnings greater than $900,000 per employee • Greater than 90% of total revenues are recurring net effective spread and fees • Strong returns enable consistent dividend growth

52 Uniquely Positioned Focused on Growth Value Creation Consistent performance with a dedication to strategic initiatives and organizational alignment Well-positioned to benefit from the growing agricultural mortgage market, strong demand for renewable energy projects, and agricultural mortgage-backed securities The only publicly traded Government Sponsored Enterprise (GSE) that provides investors with the unique opportunity to invest in a slice of American agriculture and rural infrastructure

Bradford T. Nordholm President & Chief Executive Officer

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57 Issuance costs on retirement of preferred stock relates to the write-off of deferred issuance costs as a result of the retirement of Series A Preferred Stock and Series B Preferred Stock. (in thousands) 2023 2022 2021 2020 2019 Net income attributable to common stockholders 172,838$ 150,979$ 111,413$ 94,904$ 93,650$ Less reconciling items: Gains/(losses) on undesignated financial derivatives due to fair value changes 5,142 13,495 (1,430) (1,701) 10,077 Gains/(losses) on hedging activities due to fair value changes (5,394) 5,343 (1,809) (4,759) (9,010) Unrealized gains/(losses) on trading assets 1,979 (917) (115) 51 326 Amortization of premiums/discounts and deferred gains on assets consolidated at fair value 175 39 130 58 (122) Net effects of terminations or net settlements on financial derivatives and hedging activities 227 15,794 494 1,236 1,089 Issuance costs on retirement of preferred stock - - - (1,667) (1,956) Income tax effect related to reconciling items (447) (7,089) 573 1,074 (496) Sub-total 1,682 26,665 (2,157) (5,708) (92) Core earnings 171,156$ 124,314$ 113,570$ 100,612$ 93,742$

58 $ in thousands Dollars Yield Dollars Yield Dollars Yield Dollars Yield Dollars Yield Net interest income/yield 327,547$ 1.15% 270,940$ 1.04% 221,951$ 0.94% 195,848$ 0.87% 173,135$ 0.87% Net effects of consolidated trusts (4,171) 0.02% (4,239) 0.02% (4,864) 0.02% (6,601) 0.02% (7,669) 0.03% Expense related to undesignated financial derivatives (4,845) -0.02% (7,756) -0.03% 2,841 0.02% 3,468 0.02% (5,095) -0.03% Amortization of premiums/discounts on assets consolidated at fair value (175) 0.00% (24) 0.00% (45) 0.00% 197 0.00% 398 0.00% Amortization of losses due to terminations or net settlements on financial derivatives and hedging activities 3,230 0.01% 2,413 0.01% 446 0.00% 120 0.00% (68) 0.00% Fair Value Changes on fair value hedge relationships 5,394 0.02% (5,805) -0.02% 339 0.00% 3,924 0.02% 7,907 0.04% Net Effective Spread 326,980$ 1.18% 255,529$ 1.02% 220,668$ 0.98% 196,956$ 0.93% 168,608$ 0.91% 2023 20192022 2021 2020